UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

Mattson Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24838	77-0208119
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47131 Bayside Parkway
Fremont, California    94538
(Address of principal executive offices including zip code)

(510) 657-5900
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Stockholders of Mattson Technology, Inc. ("the "Company") held on May 10, 2012, (the "Annual Meeting"), the stockholders of the Company approved the Company's 2012 Equity Incentive Plan. The board of directors of the Company had previously approved amending and restating the Company's 2005 Equity Incentive Plan (now called the 2012 Equity Incentive Plan) with an increase of 2,500,000 shares of the Company's common stock available for grant under the plan, an extension of the term of the plan for an additional ten years and certain other updating changes, subject to stockholder approval.

The 2012 Equity Incentive Plan is described in more detail in the Company's 2012 proxy statement filed with the Securities and Exchange Commission on March 23, 2012. The foregoing description and the summary contained in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the plan, which is filed as Exhibit 10.19 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

Mattson Technology, Inc.'s (the "Company") Annual Meeting of Stockholders was held on May 10, 2012. Stockholders voted on the following four matters and cast their votes as set forth below. There were 58,464,994 shares issued, outstanding and eligible to vote at the Annual Meeting.

  The stockholders elected three Class III directors of the Company to hold office for a three-year term expiring on the date on which the Company's Annual Meeting of Stockholders is held in 2015 and until such director's successor is duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Richard Dyck	23,163,564	963,115	26,828,695
Shigeru Nakayama	23,091,308	1,035,371	26,828,695
Scott Kramer	23,230,749	895,930	26,828,695

  The stockholders approved, on a non-binding, advisory basis, the resolution regarding the 2011 executive compensation of the Company's named executive officer. The voting results were as follows:

Votes for Approval	23,754,009
Votes Against	359,733
Abstentions	12,937
Broker Non-Vote	26,828,695

  The stockholders approvedvoted for the amendmenting and restatement ofing the Company's 2005 Equity Incentive Plan as the 2012 Equity Incentive Plan. The voting results were as follows:

Votes for Approval	16,343,173
Votes Against	7,773,653
Abstentions	9,853
Broker Non-Vote	26,828,695

  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2012 based upon the following votes:

Votes for Approval	50,720,328
Votes Against	188,952
Abstentions	46,094

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
Exhibit	Description
10.19	2012 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2012

Mattson Technology, Inc.

By: /s/ J. Michael Dodson

J. Michael Dodson
Chief Financial Officer, Executive Vice President and Secretary

Index to Exhibits

Exhibit	Description
10.19	2012 Equity Incentive Plan PDF